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                                                                      Exhibit 23

                       Consent of Independent Accountants

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No.333-26583, declared effective November 23, 1998) of Intervest Bancshares Corporation of our report dated January 15, 1999 appearing in this Form 10-KSB.


Hacker, Johnson, Cohen & Grieb PA
Tampa, Florida
February 25, 1999